Exhibit 10.1

REORGANIZATION AGREEMENT

dated as of October 8, 2021

by and among

KKR & Co. Inc.,
KKR Group Holdings Corp.,
KKR Group Partnership L.P.,
KKR Holdings L.P.,
KKR Holdings GP Limited,
KKR Associates Holdings L.P.,
KKR Associates Holdings GP Limited,
and
KKR Management LLP

i

Section 6.13	Construction; Interpretation	16

EXHIBIT A	Form of Pubco Merger Agreement
EXHIBIT B	Form of Holdings Merger Agreement
EXHIBIT C	Form of Article 18 of Certificate of Incorporation of KKR & Co. Inc.

DEFINED TERMS

83(b) Election	Section 2.02(c)
Agreement	Preamble
Business Day	Section 6.13
Chosen Courts	Section 6.05(c)
Class A Recapitalization Units	Section 1.02
Class A Unit Exchanged Shares	Section 1.05(c)(ii)
Class A Units	Section 1.01
Closing	Section 1.03
Closing Time	Section 1.03
Co-Founder	2.02(a)(i)
Existing Board	Section 3.01(b)
Final Exchange	Section 1.01
GP Shares	Preamble
Holdings Grant Certificates	Section 2.02(a)(ii)
Holdings LPA	Preamble
Holdings LPs	Preamble
Holdings Merger	Section 1.05(a)
Holdings Merger Agreement	Section 1.05(a)
Holdings Unit Exchanged Shares	Preamble
Holdings Units	Preamble
KKR & Co. Inc.	Preamble
KKR Associates Holdings GP Limited	Preamble
KKR Associates Holdings L.P.	Preamble
KKR Common Stock	Preamble
KKR Group Holdings Corp.	Preamble
KKR Group Partnership L.P.	Preamble
KKR Holdings GP Limited	Preamble
KKR Holdings L.P.	Preamble
KKR Management LLP	Preamble
KKR Series I Preferred Stock	Section 1.04(d)(iii)
Lock-Up Period	Section 1.05(c)(ii)
Merger Sub I	Section 1.05(a)
Merger Sub II	Section 1.04(b)
Mergers	Section 1.05(a)
New Pubco	Preamble
New Pubco Board	Section 3.01(b)
New Pubco Series I Preferred Stock	Section 1.04(d)(iii)
Outside Date	Section 5.03
Party	Preamble

Permanent Disability	3.03(d)
Pro Rata Share	Section 1.05(c)(ii)
Pubco Merger	Section 1.04(b)
Pubco Merger Agreement	Section 1.04(b)
Recapitalization	Section 1.02
Reorganization	Preamble
Reorganization Step	Preamble
Sunset Date	Section 3.03(d)
Sunset Trigger Date	Section 3.03(d)
Tax Receivable Agreement	Preamble
Unwinding	Section 5.03

This REORGANIZATION AGREEMENT (this “Agreement”) is entered into as of October 8, 2021 by and among KKR & Co. Inc., a Delaware corporation (“KKR & Co. Inc.”); KKR Group Holdings Corp., a Delaware corporation (“KKR Group Holdings Corp.”); KKR Group Partnership L.P., a Cayman Island exempted limited partnership (“KKR Group Partnership L.P.”); KKR Holdings L.P., a Delaware limited partnership (“KKR Holdings L.P.”); KKR Holdings GP Limited, a Cayman Islands exempted company (“KKR Holdings GP Limited”); KKR Associates Holdings L.P., a Cayman Island exempted limited partnership (“KKR Associates Holdings L.P.”); KKR Associates Holdings GP Limited, a Cayman Islands exempted company (“KKR Associates Holdings GP Limited”); and KKR Management LLP, a Delaware limited partnership (“KKR Management LLP”; each of the foregoing, a “Party”, and together, the “Parties”).

RECITALS

WHEREAS, the Parties desire to enter into a series of transactions (each such transaction, a “Reorganization Step” and such transactions together, the “Reorganization”), including the Holdings Merger and Pubco Merger (each as defined below), pursuant to which, among other things:

(i)        in connection with the Holdings Merger, the limited partners of KKR Holdings L.P. (the “Holdings LPs”) that hold units, whether or not vested (the “Holdings Units”), representing Class A Interests (as defined in the limited partnership agreement of KKR Holdings L.P. (the “Holdings LPA”)) will receive in exchange for their Holdings Units a right to receive shares of common stock (“KKR Common Stock” and such shares received in exchange for Holdings Units, the “Holdings Unit Exchanged Shares”) of a newly formed Delaware corporation (“New Pubco”) that following the consummation of Reorganization will be the new parent holding company of each of KKR & Co. Inc. and KKR Holdings L.P.;

(ii)         in connection with the Holdings Merger, as further consideration for the Holdings Units (as defined below) held by Holdings LP, each Holdings LP will also receive shares of KKR Common Stock in an aggregate amount equal to their Pro Rata Share (as defined below); and

(iii)        the Tax Receivable Agreement, dated as of July 14, 2010, as amended, among KKR Holdings L.P., KKR & Co. Inc. and the other parties thereto (the “Tax Receivable Agreement”), will be terminated with respect to exchanges subsequent to the Final Exchange (as defined below); and

WHEREAS, KKR & Co. Inc., KKR Management LLP and KKR Associates Holdings GP Limited agree to implement a framework to cause future corporate governance changes at a future date as described herein relating to New Pubco whereby (i) New Pubco’s Series I Preferred Stock will be eliminated and (ii) New Pubco will acquire control of KKR Associates Holdings L.P. or its successor.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I
RECAPITALIZATION; MERGERS

Section 1.01       Final Exchange; Termination of the Tax Receivable Agreement. On a date to be mutually agreed between the Parties following the consummation of the final exchange of Class A units in KKR Group Partnership L.P. (the “Class A Units”) that occurs prior to the Closing Time (the “Final Exchange”), KKR Holdings L.P., KKR & Co. Inc. and the other parties thereto shall terminate the Tax Receivable Agreement with respect to any exchanges of Holdings Units following the Final Exchange (which amendment and termination will be a Reorganization Step); provided that, notwithstanding such termination of the Tax Receivable Agreement, all obligations of KKR & Co. Inc. and its subsidiaries to make payments arising under the Tax Receivable Agreement with respect to the Final Exchange and any exchanges completed prior thereto shall remain outstanding; provided, further, that the Tax Receivable Agreement shall not be terminated if the Mergers are not consummated.

Section 1.02     Recapitalization. Following the Final Exchange, immediately prior to the Closing Time, KKR & Co. Inc., KKR Group Partnership L.P. and KKR Holdings L.P. and/or an affiliate shall consummate a recapitalization (the “Recapitalization” which will be a Reorganization Step) pursuant to which 8,500,000 new Class A Units (as adjusted for any stock splits or combinations occurring after the date hereof, the “Class A Recapitalization Units”) shall be issued to KKR Holdings L.P. in the Recapitalization. Prior to the Closing Time, the Class A Recapitalization Units so issued shall not be transferrable or exchangeable by KKR Holdings L.P.; provided that, to the extent the Closing does not occur, the Recapitalization shall be reversed, nullified, rescinded and/or made ineffective in accordance with Section 5.03.

Section 1.03        Closing of the Mergers. Subject to the terms and conditions of this Agreement, the closing (the “Closing”) of the Mergers (as defined below) shall occur at such date and time as mutually agreed by the Parties not to be later than the later of (a) the first Business Day of the first fiscal quarter to commence after the date on which all applicable regulatory approvals have been received (the “Final Regulatory Approval Date”) and (b) if the Final Regulatory Approval Date is less than ten (10) Business Days prior to the first Business Day of such fiscal quarter, the first Business Day of the next calendar month which is at least ten (10) Business Days after the Final Regulatory Approval Date. The date and time at which the Closing occurs is referred to in this Agreement as the “Closing Time.”

Section 1.04        KKR & Co. Inc. Merger.

(a)          On a date to be mutually agreed upon by the Parties but prior to the Closing Time, KKR Management LLP hereby agrees to cause KKR & Co. Inc. to amend and/or restate (subject to any requisite approvals under the Delaware General Corporation Law, its certificate of incorporation and bylaws or that are otherwise required) its certificate of incorporation (as in effect at such time) to (i) eliminate the Series II preferred stock of KKR & Co. Inc., and take all actions necessary to reflect such amendment so that each outstanding share of Series II preferred stock is, as of such date, cancelled and extinguished for no further consideration and (ii) reflect the changes set forth in Section 3.02.

(b)        Immediately prior to the consummation of the Pubco Merger (as defined below), KKR & Co. Inc., as the sole stockholder of New Pubco, shall cause (i) each of the then current directors and officers of KKR & Co. Inc. to be appointed as the directors and officers, respectively, of New Pubco and (ii) the certificate of incorporation and bylaws of New Pubco (as in effect at such time) to be amended and restated to be in the same form as the certificate of incorporation and bylaws of KKR & Co. Inc. in effect immediately prior to the Pubco Merger (after the amendments pursuant to Section 1.04(a)).

(c)         Subject to the receipt of applicable regulatory approvals, at the Closing Time, KKR & Co. Inc. will become a subsidiary of New Pubco through a merger (the “Pubco Merger” which will be a Reorganization Step) with a newly formed subsidiary of New Pubco (“Merger Sub II”), with KKR & Co. Inc. being the surviving company in the merger, on the terms and subject to the conditions to be set forth in a merger agreement in the form attached hereto as Exhibit A to be entered into by and between KKR & Co. Inc. and Merger Sub II (the “Pubco Merger Agreement”).

(d)         KKR & Co. Inc. shall cause the Pubco Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware and make all other filings or recordings required under Delaware law in connection with the Pubco Merger. Such certificate of merger shall specify that the Pubco Merger shall become effective at the Closing Time.

(e)          At the Closing Time:

(i)          each share of common stock of KKR & Co. Inc. (and each equity award exercisable, exchangeable, settleable or convertible, as applicable, into a share of common stock of KKR & Co. Inc.) outstanding as of immediately prior to the Closing Time shall be converted into one share of KKR Common Stock (or, as applicable, the right to receive one share of KKR Common Stock) having the same voting powers, designations, preferences, rights and qualifications, limitations or restrictions as in effect on the date hereof, except as they may be amended to reflect the terms of this Agreement;

(ii)        each share of Series C preferred stock of KKR & Co. Inc. outstanding as of immediately prior to the Closing Time shall be converted into one share of Series C preferred stock of New Pubco having the same voting powers, designations, preferences, rights and qualifications, limitations or restrictions as in effect on the date hereof, except as they may be amended to reflect the terms of this Agreement; and

(iii)      the sole outstanding share of Series I preferred stock of KKR & Co. Inc. (the “KKR Series I Preferred Stock”) shall be converted into one share of Series I preferred stock of New Pubco (the “New Pubco Series I Preferred Stock”) having the same voting powers, designations, preferences, rights and qualifications, limitations or restrictions as in effect on the date hereof, except as provided in Section 3.02, in each case of clauses (i) to (iii), pursuant to an amended and/or restated certificate of incorporation and bylaws of KKR & Co. Inc. or New Pubco, as applicable, in accordance with Section 3.02.

(f)          KKR & Co. Inc. shall cause each of the shares of KKR Common Stock and Series C preferred stock of New Pubco issued in connection with the Pubco Merger to be listed on the New York Stock Exchange upon the consummation of the Mergers.

(g)          As a result of the Pubco Merger, New Pubco shall become the successor public company of the businesses of KKR & Co. Inc. and its subsidiaries, effective as of the Closing Time.  The name of New Pubco at the Closing Time shall be “KKR & Co. Inc.”

Section 1.05          KKR Holdings L.P. Merger.

(a)        Subject to the receipt of applicable regulatory approvals, at the Closing Time immediately following the Pubco Merger, KKR Holdings L.P. will become a subsidiary of New Pubco through a merger (the “Holdings Merger” which will be a Reorganization Step and, together with the Pubco Merger, the “Mergers”) with a newly formed subsidiary of New Pubco (“Merger Sub I”), with KKR Holdings L.P. being the surviving company in the merger, on the terms and subject to the conditions to be set forth in a merger agreement substantially in the form attached hereto as Exhibit B to be entered into by and between KKR Holdings L.P. and Merger Sub I (the “Holdings Merger Agreement”).

(b)        KKR Holdings L.P. shall cause the Holdings Merger to be consummated by filing prior to the Closing Time a certificate of merger with the Secretary of State of the State of Delaware and make all other filings or recordings required under Delaware law in connection with the Holdings Merger. Such certificate of merger shall specify that the Holdings Merger shall become effective at the Closing Time.

(c)          At the Closing Time:

(i)          Each Holdings Unit shall be converted into the right to receive one Holdings Unit Exchanged Share, subject to adjustment for stock splits and combinations. The receipt of Holdings Unit Exchanged Shares by a Holdings LP shall be conditioned on such Holdings LP duly executing and delivering to KKR Holdings L.P. a lock-up agreement in the form provided by KKR & Co. Inc. pursuant to which (i) such Holdings LP agrees not to transfer or dispose of such Holdings Unit Exchanged Shares except in accordance with a coordinated selling program having terms that are the same or substantially the same as those in effect with respect to such Holdings LP as of the date hereof in all material respects to such Holdings LP, except as amended to reflect the terms of this Agreement, (ii) any restrictions on transfer on the Holdings Units shall continue to apply with respect to such Holdings Unit Exchanged Shares except in clauses (i) and (ii) as otherwise determined by KKR & Co. Inc. in its sole discretion after the Closing Time, and (iii) such Holdings Unit Exchanged Shares are held at a transfer agent, bank or brokerage firm approved by KKR & Co. Inc.

(ii)         In addition, New Pubco shall issue to each Holdings LP, as further consideration for the Holdings Units, a number of shares of KKR Common Stock (“Class A Unit Exchanged Shares”) equal to the product of (x) 8,500,000 Class A Recapitalization Units, multiplied by (y) (A) the number of Holdings Units held by such Holdings LP immediately prior to the Closing Time divided by (B) the number of outstanding Holdings

Units held by all Holdings LPs immediately prior to the Closing Time (such proportion as calculated pursuant to this clause (y), a Holdings LP’s “Pro Rata Share”); provided that the foregoing shall be subject to adjustment for any stock splits or combinations occurring after the date hereof.  The issuance of any individual Holdings LP’s Pro Rata Share of Class A Unit Exchanged Shares shall be conditioned on such Holdings LP duly executing and delivering to New Pubco a lock-up agreement in the form provided by KKR & Co. Inc. pursuant to which (i) such Holdings LP agrees to transfer restrictions on such Class A Unit Exchanged Shares equivalent to those set forth in Section 1.05(c)(i) above with respect to the Holdings Unit Exchanged Shares, and additionally not to transfer or dispose of such Class A Unit Exchanged Shares during the period commencing on the Closing Time and ending on the Sunset Date except in the case of death or for estate planning purposes (the “Lock-Up Period”) and (ii) such Class A Unit Exchanged Shares will be held at the transfer agent of KKR & Co. Inc. bearing restrictive legends during the Lock-Up Period.  Such Class A Unit Exchanged Shares shall be immediately fully vested and not subject to forfeiture upon issuance at the Closing Time.

(d)         At the Closing Time, immediately after the effectiveness of the Holdings Merger, New Pubco shall contribute all outstanding limited partnership interests in the surviving partnership in the Holdings Merger held by New Pubco to KKR & Co. Inc., free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever, and KKR & Co. Inc. shall accept such contribution.

ARTICLE II
KKR HOLDINGS L.P. REORGANIZATION

Section 2.01       Assets and Liabilities of KKR Holdings L.P.  KKR Holdings L.P. represents and warrants to KKR & Co. Inc. that (i) KKR Holdings L.P. has no material liabilities that have not been properly reserved for as of the date hereof and (ii) an affiliate of KKR Holdings L.P. (which affiliate is not and will not be owned by KKR & Co. Inc. or New Pubco, as applicable) has indemnified KKR Holdings L.P. from and against any liabilities of KKR Holdings L.P. arising on or prior to the Closing Time, including any pre-Closing tax liabilities.

Section 2.02         Treatment of Unvested and Unallocated Units of KKR Holdings L.P.

(a)          The unvested Holdings Units specified below as of the date hereof shall be treated as follows:

(i)         The 500,000 unvested Holdings Units currently held by each of Henry Kravis and George Roberts (each, a “Co-Founder” and, together, the “Co-Founders”) shall vest immediately prior to the Closing Time and shall be eligible to receive the Class A Unit Exchanged Shares.

(ii)         The 1,455,000 unvested Holdings Units currently held by each of Joseph Bae and Scott Nuttall shall vest immediately prior to the Closing Time and shall be eligible to receive the Class A Unit Exchanged Shares; provided that such Holdings Units (and any Holdings Unit Exchanged Shares received in exchange therefor) and the associated rights to the Class A Unit Exchanged Shares shall remain subject to forfeiture to KKR Holdings

L.P. (prior to the Closing Time) or New Pubco (following the Closing Time), as applicable, and the Class A Unit Exchanged Shares shall remain subject to forfeiture to New Pubco, in each case in the event that such executive is not employed by KKR & Co. Inc. or New Pubco (or their respective subsidiaries), as applicable, on October 1, 2022 (except in the case of death or permanent disability), and such Holdings Units (and any Holdings Unit Exchanged Shares received in exchange therefor) shall continue be subject to transfer restrictions and accompanying forfeiture provisions until October 1, 2023 and October 1, 2024, as applicable, consistent with the terms set forth in the respective grant certificates for such Holdings Units (“Holdings Grant Certificates”).

(b)          The unallocated Holdings Units as of the date hereof shall be allocated and treated as follows:

(i)        Prior to the Closing Time, KKR Holdings L.P. shall allocate to each of Joseph Bae and Scott Nuttall 1,150,000 Holdings Units; provided that 30% of such Holdings Units (and any Holdings Unit Exchanged Shares received in exchange therefor) and the associated rights to the Class A Unit Exchanged Shares shall remain subject to forfeiture to KKR Holdings L.P. (prior to the Closing Time) or New Pubco (following the Closing Time), as applicable, and the Class A Unit Exchanged Shares shall remain subject to forfeiture to New Pubco, in each case in the event that such executive is not employed by KKR & Co. Inc. or New Pubco (or their respective subsidiaries), as applicable, on October 1, 2022 (except in the case of death or permanent disability) and such Holdings Units (and any Holdings Unit Exchanged Shares received in exchange therefor) shall continue be subject to transfer restrictions and accompanying forfeiture provisions until October 1, 2023 and October 1, 2024, as applicable, consistent with the terms set forth in the respective Holdings Grant Certificates.

(ii)         The balance of the unallocated Holdings Units as of the date hereof (together with any additional Holdings Units forfeited to KKR Holdings L.P. prior to the Closing Time pursuant to clause (x) of Section 2.02(b)(iii)) may be awarded by the Co-Founders in their sole discretion prior to the Closing Time with the amounts, applicable terms and recipients of any such Holdings Units determined by the Co-Founders (which terms may provide for no vesting or transfer restrictions and which recipients may and are expected to include each such Co-Founder), and KKR Holdings L.P. will make such awards prior to the Closing Time, as so determined.

(iii)        Holdings Units issued prior to the Closing Time pursuant to this Section 2.02(b) shall be eligible to receive the Class A Unit Exchanged Shares, as described above, on a pro rata basis (pari passu with previously issued Holdings Units).

(c)          No later than 30 days after the date hereof or the date the Holdings Units are awarded pursuant to Section 2.02(b)(i) and (ii) hereof, if later, the applicable grantee shall make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (an “83(b) Election”), with respect to the receipt of or continued holding of the Holdings Units by filing an 83(b) Election form with the Internal Revenue Service. The applicable grantee shall, promptly after filing, provide a copy of the executed 83(b) Election form to KKR Holdings L.P.

(d)        No later than 30 days after the Closing Time, recipients of Holdings Unit Exchanged Shares that are received in respect of any Holdings Units specified in Section 2.02(c) or that are otherwise subject to transfer restrictions or a substantial risk of forfeiture, shall make an 83(b) Election with respect to the receipt of such Holdings Unit Exchanged Shares by filing an 83(b) Election form with the Internal Revenue Service.  Each such recipient shall, promptly after filing, provide a copy of the executed 83(b) Election form to New Pubco.

ARTICLE III
CORPORATE GOVERNANCE

Section 3.01         Control of Series I Preferred Stock.

(a)          At or prior to Closing, KKR Management LLP shall amend its limited liability partnership agreement or enter into another appropriate instrument in form and substance acceptable to KKR & Co. Inc. such that, in the event a Sunset Trigger Date (as defined below) occurs prior to the Sunset Date (as defined below), then from and after the Sunset Trigger Date to the Sunset Date, the Co-Chief Executive Officers or the sole Chief Executive Officer of KKR & Co. Inc. or New Pubco, as applicable, immediately prior to the Sunset Trigger Date (and thereafter, until the Sunset Date, the then serving Chief Executive Officers or the sole Chief Executive Officer of KKR & Co. Inc. or New Pubco) shall control the voting power of the sole outstanding share of the KKR Series I Preferred Stock or New Pubco Series I Preferred Stock, as applicable, held by KKR Management LLP until the Sunset Date.

(b)        Prior to the Sunset Date, KKR Management LLP shall not permit the direct or indirect transfer of the sole share of KKR Series I Preferred Stock or New Pubco Series I Preferred Stock other than as contemplated by Section 3.01(a) or in connection with a transaction approved by the board of directors of KKR & Co. Inc. (the “Existing Board”) or the board of directors of New Pubco (the “New Pubco Board”), as applicable.

(c)        At the Sunset Date, the sole share of New Pubco Series I Preferred Stock shall be surrendered to New Pubco and cancelled for no consideration as contemplated by this Article III.

Section 3.02         Amended and Restated Certificate of Incorporation and Bylaws of New Pubco.

(a)         KKR Management LLP hereby agrees to cause KKR & Co. Inc. or New Pubco, as applicable, to amend and/or restate (subject to any requisite approvals under the Delaware General Corporation Law, its certificate of incorporation and bylaws or that are otherwise required) at the Closing Time its certificate of incorporation (as in effect at such time) to add a new article 18 to the certificate of incorporation substantially in the form attached hereto as Exhibit C, and take all actions necessary to reflect such amendments, to provide that on the Sunset Date:

(i)           New Pubco Series I Preferred Stock shall be eliminated; and

(ii)        all voting power relating to holders of KKR Common Stock shall be vested in the KKR Common Stock on a one vote per share basis.

(b)          Other terms, if any, relating to the holders of common stock shall be addressed in a further amended and restated certificate of incorporation and/or by-laws prior to the Sunset Date.

Section 3.03          Control of Carry Pool.

(a)       At the Closing Time, KKR Associates Holdings GP Limited will amend the limited partnership agreement of KKR Associates Holdings L.P. or enter into another appropriate instrument in form and substance acceptable to KKR & Co. Inc. such that, in the event a Sunset Trigger Date occurs prior to the Sunset Date, then from and after the Sunset Trigger Date to the Sunset Date, the Co-Chief Executive Officers or the sole Chief Executive Officer of KKR & Co. Inc. or New Pubco, as applicable, immediately prior to the Sunset Trigger Date (and thereafter, until the Sunset Date, the then serving Chief Executive Officers or the sole Chief Executive Officer of KKR & Co. Inc. or New Pubco) shall control the shares of KKR Associates Holdings GP Limited (the “GP Shares”) until the Sunset Date.  No transfer of the GP Shares will be permitted without the prior approval of the Existing Board or the New Pubco Board, as applicable. Any purported transfer by the Co-Founder not in accordance with this Section 3.03(a) shall be void ab initio.

(b)         At the Sunset Date, the Parties shall cause a subsidiary of New Pubco to become the general partner of KKR Associates Holdings L.P., either by contribution of the GP Shares to New Pubco, the establishment of a new general partner or otherwise; provided that KKR Associates Holdings GP Limited shall remain indemnified as provided by the limited partnership agreement of KKR Associates Holdings L.P. as in effect on the date hereof or as the Parties may otherwise agree prior to the Sunset Date.

(c)         Until the Sunset Date, the Co-Founders shall continue to make decisions regarding the allocation of carry proceeds to themselves and others, pursuant to the limited partnership agreement of KKR Associates Holdings L.P. with respect to the maximum amount of carried interests allocable to KKR Associates Holdings L.P., directly or indirectly, pursuant to the limited partnership agreement of KKR Group Partnership L.P.; provided that any allocation of carry proceeds to the Co-Founders will be on a percentage basis, consistent with past practice.

(d)          For purposes of this Agreement:

(i)         “KKR Group” means (A) KKR & Co. Inc. and KKR Management LLP (and their respective successors), (B) any direct or indirect subsidiaries of KKR & Co. Inc., including but not limited to the KKR Group Partnership L.P. and its direct and indirect subsidiaries (not including portfolio companies, joint ventures or other equity stakes in third parties), (C) KKR Holdings L.P., KKR Associates Holdings L.P. and KKR Associates Reserve L.P., their respective general partners and successors, and their respective direct and indirect subsidiaries, and (D) any investment fund, account or vehicle that is managed, advised or sponsored by any direct or indirect subsidiary of KKR & Co. Inc.

(ii)        “Permanent Disability” means, as to any person, any mental disability or incapacity which (i) is reasonably expected to be permanent and has continued for a period of 120 consecutive days and (ii) would materially and adversely affect such person’s ability to perform, cause, or make determinations with respect to, such person’s duties and obligations that are materially relevant to such person’s then position with the KKR Group, including, the voting by KKR Management LLP of the sole share of KKR Series I Preferred Stock or New Pubco Series I Preferred Stock, as applicable. Any question as to the existence, extent, or potentiality of the applicable Co-Founder’s Permanent Disability upon which such Co-Founder and the Existing Board or the New Pubco Board, as applicable, cannot agree shall be determined by a qualified, independent physician selected by such board and approved by such Co-Founder (or an authorized representative) (which approval shall not be unreasonably withheld, delayed or conditioned). The physician selected shall determine, according to the facts then available, whether and when a Permanent Disability has occurred. The determination of any such physician shall be final and conclusive for all purposes of this Agreement.

(iii)       “Sunset Date” means the earlier of (i) December 31, 2026 and (ii) the six-month anniversary of the Sunset Trigger Date (unless following the Sunset Trigger Date, KKR Management LLP determines in its sole discretion that the Sunset Date should occur earlier, in which case the Sunset Date shall be such earlier date of filing of an amended and/or restated certification of incorporation of New Pubco accelerating such date); provided, however, the Sunset Date shall not occur if the Mergers are not consummated.

(iv)        “Sunset Trigger Date” means the first date, if any, on which the death or Permanent Disability of both Co-Founders has been determined to have occurred.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01         Representations and Warranties. Each Party, severally and not jointly, hereby represents and warrants to the other Parties hereto:

(a)          such Party is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction), and has full power and authority to own, lease or otherwise hold and operate its properties, rights and assets and to carry on its business as it is now being conducted;

(b)          such Party is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(c)          subject to the Reorganization (including the conditions to the Mergers) and any amendments or changes contemplated hereby or thereby, the execution and delivery of this Agreement and the consummation of the transactions hereby will not at the Closing Time violate of any provisions of such Party’s  incorporation documents, bylaws, partnership agreements or similar governing documents; and

(d)          such Party has full power and authority to execute and deliver this Agreement and consummate the transactions applicable to such party contemplated by this Agreement.

ARTICLE V
TERMINATION; UNWINDING

Section 5.01         Termination. Prior to the Closing Time, subject to Section 6.03, this Agreement may be terminated and transactions contemplated hereby may be abandoned at any time (i) by mutual written consent of the Parties or (ii) by any Party if there shall be a law or regulation that makes the consummation of the transactions contemplated hereby illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining any of the parties hereto from consummating the transactions contemplated hereby is entered and such judgment, injunction, order or decree shall become final and nonappealable.

Section 5.02         Effect of Termination. If this Agreement is terminated pursuant to Section 5.01, (i) this Agreement shall become void and of no effect, and none of the Parties or any of their respective stockholders, unit holders, directors, members, general partners, limited partners or officers, as applicable, shall have any liability with respect to such termination and abandonment and (ii) the Parties hereto shall consummate the Unwinding (as defined below), pursuant to Section 5.03, of any Reorganization Step consummated prior to such date of termination, including but not limited to such Reorganization Step consummated pursuant to Article I and Article II, and the actions consummated pursuant to Article III prior to such termination. The provisions of this Section 5.02 shall survive any such termination of this Agreement.

Section 5.03         Unwinding. Notwithstanding Section 5.01 or any other provision of this Agreement, if the Reorganization is not consummated prior to December 31, 2023 (the “Outside Date”), each of the Parties hereto shall, and shall cause its respective affiliates subsidiaries to, as soon as reasonably practicable following the receipt of such notice or following the Outside Date, use its respective reasonable best efforts to take or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable laws to undo, reverse, nullify, rescind and/or make ineffective each and any Reorganization Step consummated as of the time of such notice or the Outside Date such that each Party and its respective affiliates and/or subsidiaries will be in a substantially equivalent position to that as prior to the Reorganization (excluding Article II), including, without limitation, with respect to each and preceding or additional step that was undertaken by the relevant Party and its affiliates in connection with the Reorganization or to permit such Party and its affiliates to enter into any merger agreement contemplated by the Reorganization (such steps, collectively (the “Unwinding”) as promptly as reasonably practicable thereafter, but in any event no later than on or before December 31, 2024 (or such earlier date as may be agreed upon between the Parties).  Upon the consummation of the Unwinding, this Agreement shall be automatically terminated without any further action by any party hereto, and such termination shall have the effect set forth in Section 5.02.

ARTICLE VI
MISCELLANEOUS

Section 6.01          Amendments and Consents. This Agreement may not be amended except by an instrument in writing signed by each of the Parties; provided that any amendment that would have a material adverse effect on the stockholders of KKR & Co. Inc. prior to the Closing

Time or New Pubco after the Closing Time shall require (i) the affirmative vote of the holders of a majority in voting power of the common stock of KKR & Co. Inc. or New Pubco, as applicable, entitled to vote thereon (which, prior to the Closing Time, shall include the Series II Preferred Stock, voting with the common stock, as a group) or (ii) the approval by a majority of independent directors of KKR & Co. Inc. or New Pubco, as applicable; provided, further, that any amendment to the certificate of incorporation of KKR & Co. Inc. or New Pubco approved by the Existing Board or the New Pubco Board, as applicable, prior to the Sunset Date pursuant to Section 3.02(b) will be deemed not to have a material adverse effect on stockholders of KKR & Co. Inc. prior to the Closing Time or New Pubco after the Closing Time.

Section 6.02         Intended Tax Treatment. The Parties intend that (i) the Recapitalization shall not give rise to any gain or loss for U.S. federal income tax purposes and applicable state and local tax purposes and (ii) the Mergers shall be treated as a transaction governed by Section 351 of the U.S. Internal Revenue Code of 1986, as amended, and for applicable state and local tax purposes.  The parties shall, and shall cause their respective controlled affiliates to, report the transactions contemplated by this Agreement in a manner consistent with the foregoing and not take any position during the course of any Tax audit or other proceeding that is inconsistent therewith.

Section 6.03         Cooperation; Further Assurances. Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties hereto agrees (severally and not jointly), and shall cause its respective controlled affiliates to (a) vote and exercise its powers or rights in any process of the Reorganization to which they are legally entitled to participate and which require their voting, action or approval and (b) reasonably cooperate with the other Parties in doing all things necessary, proper or advisable under applicable laws to consummate and make effective the Reorganization and the other transactions contemplated by this Agreement.  In furtherance of the foregoing, each of the Parties will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement, including without limitation (a) executing and delivering all agreements, amendments, supplements, reports, certificates, applications and other documents, (b) supplying promptly any additional information and documentary material, and (c) promptly making any regulatory filings, notices and applications (including all appropriate filings with the U.S. Securities and Exchange Commission and any antitrust or other governmental authorities of competent jurisdiction).

Section 6.04         Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws, provisions or rules that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 6.05         Arbitration; Submission to Jurisdiction; Waiver of Jury Trial.

(a)          Any dispute, disagreement, claim, or controversy (at law or in equity) arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder (a “Dispute”) shall be resolved in accordance with this Section 6.05.

(b)          The parties in dispute shall attempt in good faith to resolve such Dispute among themselves within thirty (30) calendar days from the date any Party sends written notice of such Dispute to the other party(ies) involved in such Dispute.

(c)          If such Dispute has not been resolved in writing for any reason within the 30-day period, the Dispute shall, at the request of any party, be settled exclusively by final and binding arbitration administered by the International Centre for Dispute Resolution (“ICDR”) in accordance with its International Arbitration Rules in effect at the time (the “Rules”), except as modified herein.

(i)	The seat of arbitration shall be New York, New York and the arbitration shall be conducted in the English language.

(ii)	The arbitration shall be conducted by three independent and impartial arbitrators.

(a)
If there are only two parties to the arbitration, then the claimant and respondent shall each appoint one arbitrator within thirty (30) days of receipt by respondent of the demand for arbitration.  The two arbitrators so appointed shall appoint the third and presiding arbitrator (the “Presiding Arbitrator”) within thirty (30) days of the appointment of the second arbitrator.  If any party fails to appoint an arbitrator, or if the two party-appointed arbitrators fail to appoint the Presiding Arbitrator, within the time periods specified herein, then any such arbitrator shall, upon any party’s request, be appointed by the ICDR in accordance with the Rules.

(b)
If there are more than two parties to the arbitration, then the claimant or claimants collectively, and respondent or respondents collectively, shall each appoint one arbitrator within thirty (30) days of receipt by respondent or respondents of the demand for arbitration.  The two arbitrators so appointed shall appoint the Presiding Arbitrator within thirty (30) days of the appointment of the second arbitrator.  If the two party-appointed arbitrators cannot reach agreement on the Presiding Arbitrator within the time periods specified herein, then the ICDR shall appoint the Presiding Arbitrator in accordance with the Rules.  If either all of the claimants or all of the respondents, respectively, fail to make a joint appointment of an arbitrator within the time limits set forth herein, then the ICDR shall appoint all three arbitrators in accordance with the Rules.

(iii)	The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1 et seq.

(iv)	The fees and expenses of the arbitrators shall be shared equally by the parties to such arbitration and advanced by them from time to time as required.

(v)
The arbitrators shall permit and facilitate such discovery as they shall determine appropriate in the circumstances, taking into account the needs of the parties and the desirability of making discovery expeditious and cost effective.

(vi)	The parties to the Dispute shall keep confidential any proprietary information, trade secrets or other nonpublic information disclosed in discovery.

(vii)	The arbitrators shall endeavor to render their award within sixty (60) days of the conclusion of the final arbitration hearing, or as soon as practicable thereafter.

(viii)
Notwithstanding anything to the contrary provided in this Section 6.05 and without prejudice to the above procedures, any party may apply to the Delaware Chancery Court, or, if such court does not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts has jurisdiction, any other Delaware state court (“Chosen Courts”) or any other court of competent jurisdiction for temporary injunctive or other provisional judicial relief if such action is necessary to avoid irreparable damage or to preserve the status quo.  Each of the parties irrevocably consents and submits for itself and in respect of its property, generally and unconditionally, to the non-exclusive jurisdiction of the Chosen Courts for such purpose and for the enforcement of any arbitral award rendered hereunder and to compel arbitration.  In any such action: (i) each party irrevocably waives, to the fullest extent it may effectively do so, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens or any right of objection to jurisdiction on account of its place of incorporation or domicile, which it may now or hereafter have to the bringing of any such action or proceeding in any of the Chosen Courts; (ii) each of the parties irrevocably consents to service of process in any Dispute in any of the aforesaid courts or arbitration by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at 30 Hudson Yards, New York, New York 10001; and (iii) each of the parties waives any right to trial by jury in any court.

(ix)
Without prejudice to the provisional remedies that may be granted by a court, the arbitrator shall have full authority to grant provisional remedies, to order a party to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitrator’s orders to that effect.

(x)	The arbitrators shall not have any right or power to award punitive or treble damages.

(xi)	The award rendered by the arbitrators shall be final and not subject to judicial review.

(xii)
Any arbitration award may be entered in and enforced by any court having jurisdiction thereof or over any party or any of its assets and the parties hereby consent and submit to the jurisdiction of the courts of any competent jurisdiction for purposes of the enforcement of any arbitration award.

(xiii)
The parties to any Dispute agree that after the arbitrators have made a finding with respect to a particular factual matter pursuant to this Section 6.05, such finding of the arbitrators shall be deemed to have been finally determined by the parties for all purposes under this Agreement and, thereafter, no party shall have the right to seek any contrary determination in connection with any later arbitration procedure.

(d)          To the extent that any Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such Party’s property, each such Party hereby irrevocably waives such immunity in respect of such Party’s obligations with respect to this Agreement.

(e)          Each Party acknowledges that it is knowingly and voluntarily agreeing to the choice of Delaware law to govern this Agreement and to the arbitration and other provisions of this Section 6.05. The Parties intend this to be an effective choice of Delaware law and an effective consent to jurisdiction and service of process under 6 Del. C. §2708.

(f)          Each Party, for itself and its affiliates, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the Parties or their respective affiliates pursuant to this Agreement or the other transaction documents in the negotiation, administration, performance or enforcement hereof or thereof.

Section 6.06         Execution; Counterparts. This Agreement may be executed (including by facsimile, “.pdf” or other electronic transmission) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the Parties consent to conduct the transactions contemplated hereunder by electronic means.

Section 6.07         Parties in Interest. This Agreement shall be binding upon and inure to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 6.08         Entire Agreement. This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior negotiations, commitments, course of dealings and writings with respect to such subject matter.

Section 6.09         Remedies. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.  The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions.  It is accordingly agreed that, prior to the valid termination of this Agreement pursuant to Section 5.01, the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement), in each case, without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at law or in equity.  Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.  No breach of any representation, warranty or covenant contained herein or in any certificate delivered pursuant to this Agreement shall give rise to any right on the part of any Party, after the consummation of the transactions contemplated hereby, to rescind this Agreement or any of the transactions contemplated hereby.

Section 6.10         No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each Party, on behalf of itself and its affiliates and their respective successors and assigns, acknowledges and agrees that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or the transactions contemplated hereby shall be had against any past, present or future director, officer, agent or employee of any past, present or future member of the other Party or of any affiliate or assignee thereof or any other person that is not a Party, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any past, present or future director, officer, agent or employee of any past, present or future member of any Party or of any affiliate or assignee thereof, as such, for any obligation of such Party under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

Section 6.11         No Waiver of Rights. The failure or delay of any Party to assert any of its rights or exercise any of its remedies hereunder shall not constitute a waiver of such rights or remedies.

Section 6.12         Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Notwithstanding the foregoing, if such term or provision could be more narrowly drawn so as not to be invalid, illegal or unenforceable in any jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.  Upon a determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 6.13         Construction; Interpretation. The term “this Agreement” means this Reorganization Agreement together with the exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof.  The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.  No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party.  Unless otherwise indicated to the contrary herein by the context or use thereof: (i) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement; (ii) masculine gender shall also include the feminine and neutral genders, and vice versa; (iii) words importing the singular shall also include the plural, and vice versa; (iv) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (v) financial terms shall have the meanings given to such terms under GAAP unless otherwise specified herein; (vi) references to “$” or “dollar” or “US$” shall be references to United States dollars and (vii) the word “or” means “and/or”.  If any action under this Agreement is required to be done or taken on a day that is not a Business Day or on which a government office is not open with respect to which a filing must be made, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.  “Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are not required or authorized by Law to be closed for the general transaction of business.

[Signature pages follow]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

KKR & CO. INC.

/s/ David Sorkin
Name:	David Sorkin
Title:	Secretary

[Signature Page to Reorganization Agreement]

KKR GROUP HOLDINGS CORP.

/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

[Signature Page to Reorganization Agreement]

KKR GROUP PARTNERSHIP L.P.

By:	KKR Group Holdings Corp., its general partner

/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

[Signature Page to Reorganization Agreement]

KKR HOLDINGS L.P.

By:	KKR Holdings GP Limited, its general partner

/s/ Robert Lewin
Name:	Robert Lewin
Title:	Director

[Signature Page to Reorganization Agreement]

KKR HOLDINGS GP LIMITED

/s/ Robert Lewin
Name:	Robert Lewin
Title:	Director

[Signature Page to Reorganization Agreement]

KKR ASSOCIATES HOLDINGS L.P.

By:	KKR Associates Holdings GP Limited, its general partner

/s/ Robert Lewin
Name:	Robert Lewin
Title:	Director

[Signature Page to Reorganization Agreement]

KKR ASSOCIATES HOLDINGS GP LIMITED

/s/ Robert Lewin
Name:	Robert Lewin
Title:	Director

[Signature Page to Reorganization Agreement]

KKR MANAGEMENT LLP

/s/ Henry Kravis
Name:	Henry Kravis
Title:	Founding Partner

/s/ George Roberts
Name:	George Roberts
Title:	Founding Partner

[Signature Page to Reorganization Agreement]

Exhibit A

Form of Pubco Merger Agreement

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [●] (the “Effective Date”), among KKR & Co. Inc., a Delaware corporation (“KKR & Co.”), KKR Aubergine Inc., a Delaware corporation (“New Pubco”) and KKR Aubergine Merger Sub II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of New Pubco (“Merger Sub II”).

WITNESSETH:

WHEREAS, on [●], 2021, KKR & Co.; KKR Group Holdings Corp., a Delaware corporation; KKR Group Partnership L.P., a Cayman Island exempted limited partnership; KKR Holdings L.P., a Delaware limited partnership (“KKR Holdings”); KKR Holdings GP Limited, a Cayman Islands exempted company; KKR Associates Holdings L.P., a Cayman Islands exempted limited partnership; KKR Associates Holdings GP Limited, a Cayman Islands exempted company; and KKR Management LLP, a Delaware limited partnership, entered into that certain Reorganization Agreement (the “Reorganization Agreement”) setting forth the terms and conditions of a series of transactions among the parties thereto (each such transaction, a “Reorganization Step” and such transactions together, the “Reorganization”);

WHEREAS, the Reorganization Agreement contemplates, among other Reorganization Steps, (i) the merger of Merger Sub II with and into KKR & Co. (the “Pubco Merger”), with KKR & Co. surviving (the surviving entity, the “Surviving Company”), (ii) the merger of KKR Aubergine Merger Sub I LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of New Pubco (“Merger Sub I”), with and into KKR Holdings (the “Holdings Merger”), with KKR Holdings surviving (the surviving entity, “KKR Group Holdings”), and (iii) the contribution by New Pubco of all of the outstanding limited partnership interests of KKR Group Holdings held by New Pubco to the Surviving Company (the “Holdings Contribution”);

WHEREAS, all of the Reorganization Steps other than the Pubco Merger, the Holdings Merger and the Holdings Contribution have been completed;

WHEREAS, the parties to the Reorganization Agreement have mutually agreed that the Closing (as defined in the Reorganization Agreement) shall occur on the Effective Date;

WHEREAS, Merger Sub II and KKR & Co. desire to complete the Pubco Merger;

WHEREAS, Section 264 of the Delaware General Corporation Law (“DGCL”) and Section 18-209 of the Delaware Limited Liability Company Act (the “LLC Act”) permit the merger of a limited liability company into a corporation;

WHEREAS, the board of directors of KKR & Co., and New Pubco, as the sole member of Merger Sub II, have approved this Agreement and the consummation of the Pubco Merger in accordance with the DGCL and the LLC Act and the applicable organizational documents of KKR & Co. and Merger Sub II;

WHEREAS, the Merger will be implemented pursuant to Sections 251(g) and 264 of the DGCL and Section 18-209 of the LLC Act and, therefore, will not require the approval of the stockholders of KKR & Co;

WHEREAS, upon the consummation of the Pubco Merger, all of Merger Sub II’s property, rights, privileges and other assets shall be vested in the Surviving Company, and the Surviving Company shall assume all of Merger Sub II’s obligations and liabilities; and

WHEREAS, immediately following the consummation of the Pubco Merger, the Holdings Merger and the Holdings Contribution shall be completed.

NOW THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
THE MERGER

Section 1.01. The Merger

(a)          On the Effective Date, Merger Sub II shall merge with and into KKR & Co., with KKR & Co. and continue as the surviving entity. KKR & Co. shall file a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Secretary of State”) and make all other filings or recordings required by Delaware law in connection with the Pubco Merger. Any officer of KKR & Co. is hereby authorized and directed to execute the Certificate of Merger on behalf of KKR & Co. as an authorized officer of KKR & Co., and to file the Certificate of Merger with the Secretary of State. The Merger shall become effective at [●] on the Effective Date (the “Effective Time”), which shall be provided in the Certificate of Merger to be filed with the Secretary of State.

(b)          At the Effective Time, Merger Sub II shall be merged with and into KKR & Co., whereupon the separate existence of Merger Sub II shall cease and KKR & Co. shall continue as the Surviving Company in the Pubco Merger in accordance with Sections 251(g) and 264 of the DGCL and Section 18-209 of the DLLCA.

Section 1.02. Effect on LLC Interests of Merger Sub II and Stock of KKR & Co.

(a)          At the Effective Time, all of the limited liability company interests of Merger Sub II shall, by virtue of the Pubco Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Company, which share shall constitute the only outstanding share of capital stock of the Surviving Company.

(b)          At the Effective Time,

i.
each share of common stock, $0.01 par value, of KKR & Co. (“KKR Common Stock”) (and each unit convertible into a share of KKR Common Stock) outstanding immediately prior to the Effective Time shall, by virtue of the Pubco Merger and without any action on the part of the holders thereof, be converted into one validly issued, fully paid and nonassessable

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share of common stock, $0.01 par value, of New Pubco (“New Pubco Common Stock”) (or, as applicable, the right to receive one share of New PubCo Common Stock), subject to the same applicable transfer, forfeiture and vesting conditions as applicable prior to the conversion;

ii.
each share of Series C Mandatory Convertible Preferred Stock, $0.01 par value, of KKR & Co. (“Series C Preferred Stock”) outstanding immediately prior to the Effective Time shall, by virtue of the Pubco Merger and without any action on the part of the holders thereof, be converted into one validly issued, fully paid and nonassessable share of Series C Mandatory Convertible Preferred Stock, $0.01 par value, of New Pubco; and

iii.
the sole share of Series I Preferred Stock, $0.01 par value, of KKR & Co (“Series I Preferred Stock”) outstanding immediately prior to the Effective Time shall, by virtue of the Pubco Merger and without any action on the part of the holder thereof, be converted into one validly issued, fully paid and nonassessable share of Series I Preferred Stock, $0.01 par value, of New Pubco.

ARTICLE II
THE SURVIVING COMPANY

Section 2.01. Certificate of Incorporation

At the Effective Time, the name of the Surviving Company shall be “KKR Group Co. Inc.” The certificate of incorporation of KKR & Co. as in effect immediately prior to the Effective Time shall be amended and restated in its entirety in the form of attached hereto as Exhibit A, and shall be the certificate of incorporation of the Surviving Company unless and until amended in accordance with applicable law.

Section 2.02. Bylaws

At the Effective Time, the bylaws of KKR & Co. as in effect immediately prior to the Effective Time shall be amended and restated in their entirety in the form of attached hereto as Exhibit B, and shall be the bylaws of the Surviving Company unless and until amended in accordance with their terms and applicable law.

Section 2.03. Directors and Officers

The directors of Merger Sub II immediately prior to the Effective Time shall be the directors of the Surviving Company, and the officers of Merger Sub II. immediately prior to the Effective Time shall be the officers of the Surviving Company, each to hold office in accordance with the organizational documents of the Surviving Company as described in Section 2.01 and Section 2.02, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

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ARTICLE III
TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 3.01. Transfer, Conveyance and Assumption

At the Effective Time, KKR & Co. shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of Merger Sub II, and all of the assets and property of whatever kind and character of Merger Sub II shall vest in KKR & Co. without further act or deed. Thereafter, the Surviving Company shall be liable for all of the obligations and liabilities of Merger Sub II, and any claim or judgment against Merger Sub II may be enforced against the Surviving Company in accordance with Section 259 of the DGCL.

Section 3.02. Further Assurances

If at any time KKR & Co. shall consider or be advised that any further action on the part of Merger Sub II or New Pubco is necessary or advisable to carry out the provisions hereof, the proper representatives of Merger Sub II or New Pubco, as applicable, as of the Effective Time shall execute and deliver any and all proper documentation to carry out the provisions hereof.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Each party hereto, severally and not jointly, hereby represents and warrants to the other parties hereto:

(a)          Each such party is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has full power and authority to own, lease or otherwise hold and operate its properties, rights and assets and to carry on its business as it is now being conducted;

(b)          Each such party is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(c)          Subject to the Reorganization and any amendments or changes contemplated hereby or by the Reorganization Agreement, the execution and delivery of this Agreement and the consummation of the transactions hereby will not at the Effective Time violate any provisions of the incorporation documents, bylaws, certificate of formation, limited liability company agreement or similar governing documents of the parties hereto; and

(d)          Each party to this Agreement has full power and authority to execute and deliver this Agreement and consummate the transactions contemplated by this Agreement.

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ARTICLE V
MISCELLANEOUS

Section 5.01. Amendments; No Waivers

(a)          Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by each of KKR & Co., Merger Sub II and New Pubco. Except as otherwise required by applicable law, any amendment to this Agreement may be approved by mutual written agreement of each of KKR & Co., Merger Sub II and New Pubco.

(b)          No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 5.02. Entire Agreement

Other than the Reorganization Agreement and any other agreements contemplated by the Reorganization Agreement, this Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior negotiations, commitments, course of dealings and writings with respect to such subject matter.

Section 5.03. Successors and Assigns

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 5.04. Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws, provisions or rules that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 5.05. Arbitration; Submission to Jurisdiction; Waiver of Jury Trial

(a)          Any dispute, disagreement, claim, or controversy (at law or in equity) arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder (a “Dispute”) shall be resolved in accordance with this Section 5.05.

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(b)          The parties in dispute shall attempt in good faith to resolve such Dispute among themselves within thirty (30) calendar days from the date any party sends written notice of such Dispute to the other party(ies) involved in such Dispute.

(c)          If such Dispute has not been resolved in writing for any reason within the 30-day period, the Dispute shall, at the request of any party, be settled exclusively by final and binding arbitration administered by the International Centre for Dispute Resolution (“ICDR”) in accordance with its International Arbitration Rules in effect at the time (the “Rules”), except as modified herein.

(i)	The seat of arbitration shall be New York, New York and the arbitration shall be conducted in the English language.

(ii)	The arbitration shall be conducted by three independent and impartial arbitrators.

(a)
If there are only two parties to the arbitration, then the claimant and respondent shall each appoint one arbitrator within thirty (30) days of receipt by respondent of the demand for arbitration.  The two arbitrators so appointed shall appoint the third and presiding arbitrator (the “Presiding Arbitrator”) within thirty (30) days of the appointment of the second arbitrator.  If any party fails to appoint an arbitrator, or if the two party-appointed arbitrators fail to appoint the Presiding Arbitrator, within the time periods specified herein, then any such arbitrator shall, upon any party’s request, be appointed by the ICDR in accordance with the Rules.

(b)
If there are more than two parties to the arbitration, then the claimant or claimants collectively, and respondent or respondents collectively, shall each appoint one arbitrator within thirty (30) days of receipt by respondent or respondents of the demand for arbitration.  The two arbitrators so appointed shall appoint the Presiding Arbitrator within thirty (30) days of the appointment of the second arbitrator.  If the two party-appointed arbitrators cannot reach agreement on the Presiding Arbitrator within the time periods specified herein, then the ICDR shall appoint the Presiding Arbitrator in accordance with the Rules.  If either all of the claimants or all of the respondents, respectively, fail to make a joint appointment of an arbitrator within the time limits set forth herein, then the ICDR shall appoint all three arbitrators in accordance with the Rules.

(iii)	The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1 et seq.

(iv)	The fees and expenses of the arbitrators shall be shared equally by the parties to such arbitration and advanced by them from time to time as required.

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(v)
The arbitrators shall permit and facilitate such discovery as they shall determine appropriate in the circumstances, taking into account the needs of the parties and the desirability of making discovery expeditious and cost effective.

(vi)	The parties to the Dispute shall keep confidential any proprietary information, trade secrets or other nonpublic information disclosed in discovery.

(vii)	The arbitrators shall endeavor to render their award within sixty (60) days of the conclusion of the final arbitration hearing, or as soon as practicable thereafter.

(viii)
Notwithstanding anything to the contrary provided in this Section 5.05 and without prejudice to the above procedures, any party may apply to the Delaware Chancery Court, or, if such court does not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts has jurisdiction, any other Delaware state court (“Chosen Courts”) or any other court of competent jurisdiction for temporary injunctive or other provisional judicial relief if such action is necessary to avoid irreparable damage or to preserve the status quo.  Each of the parties irrevocably consents and submits for itself and in respect of its property, generally and unconditionally, to the non-exclusive jurisdiction of the Chosen Courts for such purpose and for the enforcement of any arbitral award rendered hereunder and to compel arbitration.  In any such action: (i) each party irrevocably waives, to the fullest extent it may effectively do so, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens or any right of objection to jurisdiction on account of its place of incorporation or domicile, which it may now or hereafter have to the bringing of any such action or proceeding in any of the Chosen Courts; (ii) each of the parties irrevocably consents to service of process in any Dispute in any of the aforesaid courts or arbitration by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at 30 Hudson Yards, New York, New York 10001; and (iii) each of the parties waives any right to trial by jury in any court.

(ix)
Without prejudice to the provisional remedies that may be granted by a court, the arbitrator shall have full authority to grant provisional remedies, to order a party to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitrator’s orders to that effect.

(x)	The arbitrators shall not have any right or power to award punitive or treble damages.

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(xi)	The award rendered by the arbitrators shall be final and not subject to judicial review.

(xii)
Any arbitration award may be entered in and enforced by any court having jurisdiction thereof or over any party or any of its assets and the parties hereby consent and submit to the jurisdiction of the courts of any competent jurisdiction for purposes of the enforcement of any arbitration award.

(xiii)
The parties to any Dispute agree that after the arbitrators have made a finding with respect to a particular factual matter pursuant to this Section 5.05, such finding of the arbitrators shall be deemed to have been finally determined by the parties for all purposes under this Agreement and, thereafter, no party shall have the right to seek any contrary determination in connection with any later arbitration procedure.

(d)          To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

(e)          Each party hereto acknowledges that it is knowingly and voluntarily agreeing to the choice of Delaware law to govern this Agreement and to arbitration and the other provisions of this Section 5.05. The parties hereto intend this to be an effective choice of Delaware law and an effective consent to jurisdiction and service of process under 6 Del. C. § 2708.

(f)          Each party hereto, for itself and its affiliates, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties hereto or their respective affiliates pursuant to this Agreement or the other transaction documents in the negotiation, administration, performance or enforcement hereof or thereof.

Section 5.06. Counterparts; Effectiveness

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the Parties consent to conduct the transactions contemplated hereunder by electronic means.

Section 5.07. No Recourse

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Notwithstanding anything that may be expressed or implied in this Agreement, each party hereto, on behalf of itself and its affiliates and their respective successors and assigns, acknowledges and agrees that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or the transactions contemplated hereby shall be had against any past, present or future director, officer, agent or employee of any past, present or future member of the other parties hereto or of any affiliate or assignee thereof or any other person that is not a party to this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any past, present or future director, officer, agent or employee of any past, present or future member of any party hereto or of any affiliate or assignee thereof, as such, for any obligation of such party under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

Section 5.07. No Appraisal Rights

In accordance with the DGCL and the DLLCA, no appraisal rights shall be available to any holder of shares of KKR Common Stock, Series C Preferred Stock, Series I Preferred Stock or the limited liability company interests of Merger Sub II or any member of Merger Sub II in connection with the Pubco Merger.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

KKR & CO. INC.

Name:
Title:

[Signature Page to Pubco Merger Agreement]

KKR AUBERGINE INC.

Name:
Title:

[Signature Page to Pubco Merger Agreement]

KKR AUBERGINE MERGER SUB I LLC

By:	KKR Aubergine Inc., its sole member

Name:
Title:

[Signature Page to Pubco Merger Agreement]

Exhibit A

A&R Certificate of Incorporation

EXHIBIT A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
KKR GROUP CO. INC.

Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of [●], among KKR & Co. Inc., a Delaware corporation (“KKR & Co.”), KKR Aubergine Inc., a Delaware corporation (“New Pubco”) and KKR Aubergine Merger Sub II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of New Pubco (“Merger Sub II”), Merger Sub II merged with and into KKR & Co., with KKR & Co. as the surviving company of the merger, pursuant to Section 251(g) of the Delaware General Corporation Law (the “Merger”).  Pursuant to the Merger Agreement, upon the Effective Time (as defined in the Merger Agreement), the certificate of incorporation of KKR & Co. as in effect immediately prior to the Effective Time is hereby amended and restated in its entirety as follows:

FIRST:  The name of the Corporation is KKR Group Co. Inc. (the “Corporation”).

SECOND:  The address of the registered office of the Corporation in the State of Delaware is c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, County of New Castle, Delaware 19807.  The name of the registered agent of the Corporation at such address is Maples Fiduciary Services (Delaware) Inc..

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH:  The total number of shares of stock that the Corporation is authorized to issue is 1,000 shares of common stock, par value $0.01 per share.

FIFTH:  The Board of Directors of the Corporation, acting by majority vote, may adopt, amend or repeal the By-Laws of the Corporation. Election of Directors need not be by written ballot.

SIXTH:  Except as otherwise provided by the Delaware General Corporation Law as the same exists or may hereafter be amended, to the fullest extent permitted by law, no Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, modification or repeal of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, modification or repeal.

SEVENTH:  Any act or transaction by or involving the Corporation, other than the election or removal of directors of the Corporation, that, if taken by the Corporation immediately prior to the Effective Time (as defined in the Merger Agreement), would require for its adoption under the Delaware General Corporation Law or the certificate of incorporation or bylaws of the Corporation as of immediately prior to the Effective Time, the approval of the stockholders of the Corporation, shall require, pursuant to Section 251(g) of the Delaware General Corporation Law, in addition to requiring

EXHIBIT A

approval of the stockholders of the Corporation, the approval of the stockholders of KKR Aubergine Inc., or any successor by merger, by the same vote as is required by the Delaware General Corporation Law and/or by the certificate of incorporation or bylaws of the Corporation as of immediately prior to the Effective Time.

Exhibit B

A&R Bylaws

Exhibit B

KKR GROUP CO. INC.
BY-LAWS

ARTICLE I

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meeting. Meetings of the stockholders of KKR Group Co. Inc.. (the “Corporation”) shall be held at such place either within or without the State of Delaware as the Board of Directors may determine.

Section 2. Annual and Special Meetings. Annual meetings of stockholders shall be held, at a date, time and place fixed by the Board of Directors and stated in the notice of meeting, to elect a Board of Directors and to transact such other business as may properly come before the meeting. Special meetings of the stockholders of the Corporation may be called only by the Co-Chief Executive Officers of the Corporation or by the Board of Directors pursuant to a resolution approved by the Board of Directors.

Section 3. Notice. Except as otherwise provided by law, at least 10 and not more than 60 days before each meeting of stockholders, written notice of the date, time and place of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to notice.

Section 4. Quorum. At any meeting of stockholders, the holders of record, present in person or by proxy, of a majority of the Corporation’s issued and outstanding capital stock entitled to vote shall constitute a quorum for the transaction of business, except as otherwise provided by law. In the absence of a quorum, any officer entitled to preside at or to act as secretary of the meeting shall have power to adjourn the meeting from time to time until a quorum is present.

Section 5. Voting. Except as otherwise provided by law, all matters submitted to a meeting of stockholders shall be decided by vote of the holders of record, present in person or by proxy, of a majority of the Corporation’s issued and outstanding capital stock entitled to vote.

ARTICLE II

DIRECTORS

Section 1. Number, Election and Removal of Directors. The Board of Directors of the Corporation shall consist of such number of directors as shall from time to time be fixed exclusively by resolution of the Board of Directors. The Directors shall be elected by stockholders at their annual meeting. Vacancies and newly created directorships resulting from any increase in the number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by the sole remaining Director or by the stockholders. A Director may be removed with or without cause by the stockholders.

Section 2. Meetings. Regular meetings of the Board of Directors shall be held at such times and places as may from time to time be fixed by the Board of Directors or as may be specified in a notice of meeting. Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board or the Co-Chief Executive Officers.

Section 3. Notice. Notice need not be given of regular meetings of the Board of Directors. At least one business day before each special meeting of the Board of Directors, written or oral (either in person or by telephone), notice of the time, date and place of the meeting and the purpose or purposes for which the meeting is called, shall be given to each Director; provided that notice of any meeting need not be given to any Director who shall be present at such meeting (in person or by telephone) or who shall waive notice thereof in writing either before or after such meeting.

Section 4. Quorum. A majority of the total number of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until such a quorum is present. Except as otherwise provided by law, the Certificate of Incorporation of the Corporation, these By-Laws or any contract or agreement to which the Corporation is a party, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.

Section 5. Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees, including, without limitation, an Executive Committee, to have and exercise such power and authority as the Board of Directors shall specify. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act as the absent or disqualified member.

ARTICLE III

OFFICERS

The officers of the Corporation shall consist of a Chief Executive Officer or Co-Chief Executive Officers, a President or Co-Presidents, a Chief Financial Officer, a Chief Operating Officer or Co-Chief Operating Officers and a General Counsel, and such other additional officers with such titles as the Board of Directors shall determine, all of which shall be chosen by and shall serve at the pleasure of the Board of Directors. Such officers shall have the usual powers and shall perform all the usual duties incident to their respective offices. All officers shall be subject to the supervision and direction of the Board of Directors. The authority, duties or responsibilities of any officer of the Corporation may be suspended by the Chief Executive Officer or Co-Chief Executive Officers with or without cause. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause.

ARTICLE IV

INDEMNIFICATION AND ADVANCEMENT

Section 1. Indemnification. To the fullest extent permitted by the Delaware General Corporation Law, the Corporation shall indemnify any current or former Director or officer of the Corporation and may, at the discretion of the Board of Directors, indemnify any current or former employee or agent of the Corporation against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding brought by or in the right of the Corporation or otherwise, to which he or she was or is a party by reason of his or her current or former position with the Corporation or by reason of the fact that he or she is or was serving, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Section 2. Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any current or former Director or officer of the Corporation in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the current or former Director or officer to repay all amounts advanced if it should be ultimately determined that such Director or officer is not entitled to be indemnified under this Article IV or otherwise.

Section 3. Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any person who was or is serving at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust or other enterprise.

ARTICLE V

GENERAL PROVISIONS

Section 1. Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board of Directors.

Section 2. Corporate Books. The books of the Corporation may be kept at such place within or outside the State of Delaware as the Board of Directors may from time to time determine.

Exhibit B

Form of Holdings Merger Agreement

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [●] (the “Effective Date”), among KKR Holdings L.P., a Delaware limited partnership (“KKR Holdings”), KKR Holdings GP Limited, a Cayman Islands exempted company and the general partner of KKR Holdings (“Holdings GP”), KKR Aubergine Inc., a Delaware corporation (“New Pubco”), and KKR Aubergine Merger Sub I LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of New Pubco (“Merger Sub I”).

WITNESSETH:

WHEREAS, on [●], 2021, KKR & Co. Inc., a Delaware corporation (“KKR & Co.”); KKR Group Holdings Corp., a Delaware corporation; KKR Group Partnership L.P., a Cayman Island exempted limited partnership; KKR Holdings; Holdings GP; KKR Associates Holdings L.P., a Cayman Islands exempted limited partnership; KKR Associates Holdings GP Limited, a Cayman Islands exempted company; and KKR Management LLP, a Delaware limited partnership, entered into that certain Reorganization Agreement (the “Reorganization Agreement”) setting forth the terms and conditions of a series of transactions among the parties thereto (each such transaction, a “Reorganization Step” and such transactions together, the “Reorganization”);

WHEREAS, the Reorganization Agreement contemplates, among other Reorganization Steps, (i) the merger of KKR Aubergine Merger Sub II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of New Pubco  (“Merger Sub II”) with and into KKR & Co. (the “Pubco Merger”), with KKR & Co. surviving (the surviving entity, “KKR Group Co.”), (ii) the merger of Merger Sub I with and into KKR Holdings (the “Holdings Merger”), with KKR Holdings surviving (the surviving entity, the “Surviving Partnership”), and (iii) the contribution by New Pubco of all of the outstanding limited partnership interests of the Surviving Partnership held by New Pubco to KKR Group Co. (the “Holdings Contribution”);

WHEREAS, all of the Reorganization Steps other than the Holdings Merger and the Holdings Contribution have been completed;

WHEREAS, the parties to the Reorganization Agreement have mutually agreed that the Closing (as defined in the Reorganization Agreement) shall occur on the Effective Date;

WHEREAS, Merger Sub I and KKR Holdings desire to complete the Holdings Merger;

WHEREAS, Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) and Section 18-209 of the Delaware Limited Liability Company Act (the “LLC Act”) permit the merger of a limited liability company into a limited partnership;

WHEREAS, Holdings GP, as the general partner of KKR Holdings, [unitholders owning more than 50% of the percentage interest in the profits of KKR Holdings owned by all of the limited partners of KKR Holdings] and New Pubco, as the sole member of Merger Sub I, have approved this Agreement and the consummation of the Holdings Merger in accordance with the DRULPA and the LLC Act and the applicable organizational documents of KKR Holdings and Merger Sub I;

WHEREAS, upon the consummation of the Holdings Merger, all of Merger Sub I’s property, rights, privileges and other assets shall be vested in the Surviving Partnership, and the Surviving Partnership shall assume all of Merger Sub I’s obligations and liabilities;

WHEREAS, on the Effective Date, immediately prior to the Holdings Merger, the Pubco Merger was completed; and

WHEREAS, immediately following the consummation of the Holdings Merger, the Holdings Contribution shall be completed.

NOW THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
THE MERGER

Section 1.01. The Merger

(a)          On the Effective Date, Merger Sub I shall merge with and into KKR Holdings, with KKR Holdings continuing as the surviving entity. On the Effective Date, KKR Holdings shall file a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Secretary of State”) and make all other filings or recordings required by Delaware law in connection with the Holdings Merger. Any officer of KKR Holdings or Holdings GP is hereby authorized and directed to execute the Certificate of Merger on behalf of KKR Holdings as an authorized officer of KKR Holdings or Holdings GP, and to file the Certificate of Merger with the Secretary of State. The Merger shall become effective at [●] on the Effective Date (the “Effective Time”), which shall be provided in the Certificate of Merger to be filed with the Secretary of State.

(b)          At the Effective Time, Merger Sub I shall be merged with and into KKR Holdings, whereupon the separate existence of Merger Sub I shall cease and KKR Holdings shall continue as the Surviving Partnership in the Holdings Merger in accordance with Section 17-211 of the DRULPA and Section 18-209 of the LLC Act.

Section 1.02. Effect on LLC Interests of Merger Sub I and Partnership Interests of KKR Holdings

(a)          At the Effective Time, all of the limited liability company interests of Merger Sub I shall, by virtue of the Holdings Merger and without any action on the part of the holder thereof, be converted into and become one issued and outstanding unit of limited partnership interest in the Surviving Partnership, and shall constitute the only issued and outstanding unit of limited partnership interest in the Surviving Partnership.

(b)          At the Effective Time,

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i.
each unit representing Class A Interests (as defined in the limited partnership agreement of KKR Holdings) shall, by virtue of the Holdings Merger and without any action on the part of the holders thereof, subject to the terms and conditions set forth in the Reorganization Agreement, be converted into the right to receive (A) subject to Section 1.03(a), one validly issued, fully paid and nonassessable share of common stock, $0.01 par value, of New Pubco (“KKR Common Stock”) and (B) subject to Section 1.03(b), a number of shares of KKR Common Stock equal to 8,500,000 divided by the number of Class A Interests outstanding as of immediately prior to the Effective Time (each share of KKR Common Stock issued pursuant to this clause (B), a “Class A Unit Exchanged Share”);[1] and

ii.
the general partner interest in KKR Holdings outstanding immediately prior to the Effective Time shall, by virtue of the Holdings Merger and without any action on the part of the holder thereof, remain unchanged and continue to remain outstanding as the general partner interest of the Surviving Partnership.

Section 1.03. Lock-up Condition

(a)          The receipt of KKR Common Stock by, and issuance to, any limited partner of Holdings (a “Holdings LP”) pursuant to Section 1.02(b)(i) shall be conditioned on such Holdings LP duly executing and delivering to KKR Holdings a lock-up agreement in the form provided by KKR & Co. Inc., pursuant to which (i) such Holdings LP agrees not to transfer or dispose of such shares of KKR Common Stock except in accordance with a coordinated selling program having terms that are the same or substantially the same as those in effect with respect to such Holdings LP as of the date of the Reorganization Agreement in all material respects to such Holdings LP, except as amended to reflect the terms of the Reorganization Agreement, (ii) any restrictions on transfer on the units of Holdings shall continue to apply with respect to such shares of KKR Common Stock except in clauses (i) and (ii) as otherwise determined by KKR & Co. Inc. in its sole discretion after the Effective Time, and (iii) such shares of KKR Common Stock are held at a transfer agent, bank or brokerage firm approved by KKR & Co. Inc., except in each case as otherwise permitted by KKR & Co. Inc.

(b)          The receipt and issuance of any individual Holdings LP’s Class A Unit Exchanged Shares pursuant to Section 1.02(b)(i)(B) shall be conditioned on such Holdings LP duly executing and delivering to New Pubco a lock-up agreement in the form provided by KKR & Co. Inc. pursuant to which (i) such Holdings LP agrees not to transfer or dispose of such shares of KKR Common Stock during the period commencing at the Effective Time and ending on the Sunset Date (the “Lock-Up Period”) and (ii) such Class A Unit Exchanged Shares will be held at the transfer agent of KKR & Co. Inc. bearing restrictive legends during the Lock-Up Period.

1 To be adjusted for any stock splits or other adjustments following execution of the Reorganization Agreement.

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ARTICLE II
THE SURVIVING PARTNERSHIP

Section 2.01. Certificate of Limited Partnership

At the Effective Time, the name of the Surviving Partnership shall be “KKR Group Holdings L.P” The certificate of limited partnership of KKR Holdings as in effect immediately prior to the Effective Time, as amended by the Certificate of Merger to change the name of the Surviving Partnership (the “Certificate of Limited Partnership”), shall continue to be the Certificate of Limited Partnership, and, unless and until amended in accordance with applicable law, shall be the Certificate of Limited Partnership of the Surviving Partnership.

Section 2.02. Limited Partnership Agreement

At the Effective Time, the limited partnership agreement of KKR Holdings as in effect immediately prior to the Effective Time shall continue to be the limited partnership agreement of the Surviving Partnership, until amended in accordance with its terms and applicable law.

Section 2.03. General Partner

At the Effective Time, [∙]2 shall be admitted as general partner in substitution of Holdings GP and such substitute general partner shall be the general partner of the Surviving Partnership, unless and until a substitute general partner shall be admitted in substitution therefor in accordance with the organizational documents of the Surviving Partnership as described in Section 2.02.

ARTICLE III
TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 3.01. Transfer, Conveyance and Assumption

At the Effective Time, KKR Holdings shall continue in existence as the Surviving Partnership, and without further transfer, succeed to and possess all of the rights, privileges and powers of Merger Sub I, and all of the assets and property of whatever kind and character of Merger Sub I shall vest in KKR Holdings without further act or deed. Thereafter, the Surviving Partnership shall be liable for all of the obligations and liabilities of Merger Sub I, and any claim or judgment against Merger Sub I may be enforced against the Surviving Partnership in accordance with Section 17-211 of the DRULPA.

Section 3.02. Further Assurances

If at any time KKR Holdings or Holdings GP shall consider or be advised that any further action on the part of Merger Sub I or New Pubco is necessary or advisable to carry out the provisions hereof, the proper representatives of Merger Sub I or New Pubco, as applicable, as

2 To be an existing or newly formed wholly-owned subsidiary of New Pubco.

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of the Effective Time shall execute and deliver any and all proper documentation to carry out the provisions hereof.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Each party hereto, severally and not jointly, hereby represents and warrants to the other parties hereto:

(a)          Each such party is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has full power and authority to own, lease or otherwise hold and operate its properties, rights and assets and to carry on its business as it is now being conducted;

(b)          Each such party is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(c)          Subject to the Reorganization and any amendments or changes contemplated hereby or by the Reorganization Agreement, the execution and delivery of this Agreement and the consummation of the transactions hereby will not at the Effective Time violate any provisions of the certificate of limited partnership, limited partnership agreement, incorporation documents, bylaws, certificate of formation, limited liability company agreement or similar governing documents of the parties hereto; and

(d)          Each party to this Agreement has full power and authority to execute and deliver this Agreement and consummate the transactions contemplated by this Agreement.

ARTICLE V
MISCELLANEOUS

Section 5.01. Amendments; No Waivers

(a)          Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by each of KKR Holdings, Holdings GP, Merger Sub I and New Pubco. Except as otherwise required by applicable law, any amendment to this Agreement may be approved by mutual written agreement of each of KKR Holdings, Holdings GP, Merger Sub I and New Pubco.

(b)          No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

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Section 5.02. Entire Agreement

Other than the Reorganization Agreement and any other agreements contemplated by the Reorganization Agreement, this Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior negotiations, commitments, course of dealings and writings with respect to such subject matter.

Section 5.03. Successors and Assigns

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 5.04. Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws, provisions or rules that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 5.05. Arbitration; Submission to Jurisdiction; Waiver of Jury Trial

(a)          Any dispute, disagreement, claim, or controversy (at law or in equity) arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder (a “Dispute”) shall be resolved in accordance with this Section 5.05.

(b)          The parties in dispute shall attempt in good faith to resolve such Dispute among themselves within thirty (30) calendar days from the date any party sends written notice of such Dispute to the other party(ies) involved in such Dispute.

(c)          If such Dispute has not been resolved in writing for any reason within the 30-day period, the Dispute shall, at the request of any party, be settled exclusively by final and binding arbitration administered by the International Centre for Dispute Resolution (“ICDR”) in accordance with its International Arbitration Rules in effect at the time (the “Rules”), except as modified herein.

(i)	The seat of arbitration shall be New York, New York and the arbitration shall be conducted in the English language.

(ii)	The arbitration shall be conducted by three independent and impartial arbitrators.

(a)	If there are only two parties to the arbitration, then the claimant and respondent shall each appoint one arbitrator within thirty (30) days of receipt by respondent of the demand for arbitration. The

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two arbitrators so appointed shall appoint the third and presiding arbitrator (the “Presiding Arbitrator”) within thirty (30) days of the appointment of the second arbitrator.  If any party fails to appoint an arbitrator, or if the two party-appointed arbitrators fail to appoint the Presiding Arbitrator, within the time periods specified herein, then any such arbitrator shall, upon any party’s request, be appointed by the ICDR in accordance with the Rules.

(b)
If there are more than two parties to the arbitration, then the claimant or claimants collectively, and respondent or respondents collectively, shall each appoint one arbitrator within thirty (30) days of receipt by respondent or respondents of the demand for arbitration.  The two arbitrators so appointed shall appoint the Presiding Arbitrator within thirty (30) days of the appointment of the second arbitrator.  If the two party-appointed arbitrators cannot reach agreement on the Presiding Arbitrator within the time periods specified herein, then the ICDR shall appoint the Presiding Arbitrator in accordance with the Rules.  If either all of the claimants or all of the respondents, respectively, fail to make a joint appointment of an arbitrator within the time limits set forth herein, then the ICDR shall appoint all three arbitrators in accordance with the Rules.

(iii)	The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1 et seq.

(iv)	The fees and expenses of the arbitrators shall be shared equally by the parties to such arbitration and advanced by them from time to time as required.

(v)
The arbitrators shall permit and facilitate such discovery as they shall determine appropriate in the circumstances, taking into account the needs of the parties and the desirability of making discovery expeditious and cost effective.

(vi)	The parties to the Dispute shall keep confidential any proprietary information, trade secrets or other nonpublic information disclosed in discovery.

(vii)	The arbitrators shall endeavor to render their award within sixty (60) days of the conclusion of the final arbitration hearing, or as soon as practicable thereafter.

(viii)
Notwithstanding anything to the contrary provided in this Section 5.05 and without prejudice to the above procedures, any party may apply to the Delaware Chancery Court, or, if such court does not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts has jurisdiction, any other Delaware state court (“Chosen Courts”) or any

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other court of competent jurisdiction for temporary injunctive or other provisional judicial relief if such action is necessary to avoid irreparable damage or to preserve the status quo.  Each of the parties irrevocably consents and submits for itself and in respect of its property, generally and unconditionally, to the non-exclusive jurisdiction of the Chosen Courts for such purpose and for the enforcement of any arbitral award rendered hereunder and to compel arbitration.  In any such action: (i) each party irrevocably waives, to the fullest extent it may effectively do so, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens or any right of objection to jurisdiction on account of its place of incorporation or domicile, which it may now or hereafter have to the bringing of any such action or proceeding in any of the Chosen Courts; (ii) each of the parties irrevocably consents to service of process in any Dispute in any of the aforesaid courts or arbitration by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at 30 Hudson Yards, New York, New York 10001; and (iii) each of the parties waives any right to trial by jury in any court.

(ix)
Without prejudice to the provisional remedies that may be granted by a court, the arbitrator shall have full authority to grant provisional remedies, to order a party to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitrator’s orders to that effect.

(x)	The arbitrators shall not have any right or power to award punitive or treble damages.

(xi)	The award rendered by the arbitrators shall be final and not subject to judicial review.

(xii)
Any arbitration award may be entered in and enforced by any court having jurisdiction thereof or over any party or any of its assets and the parties hereby consent and submit to the jurisdiction of the courts of any competent jurisdiction for purposes of the enforcement of any arbitration award.

(xiii)
The parties to any Dispute agree that after the arbitrators have made a finding with respect to a particular factual matter pursuant to this Section 5.05, such finding of the arbitrators shall be deemed to have been finally determined by the parties for all purposes under this Agreement and, thereafter, no party shall have the right to seek any contrary determination in connection with any later arbitration procedure.

(a)          To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise)

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with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

(b)          Each party hereto acknowledges that it is knowingly and voluntarily agreeing to the choice of Delaware law to govern this Agreement and to arbitration and the other provisions of this Section 5.05. The parties hereto intend this to be an effective choice of Delaware law and an effective consent to jurisdiction and service of process under 6 Del. C. § 2708.

(c)          Each party hereto, for itself and its affiliates, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties hereto or their respective affiliates pursuant to this Agreement or the other transaction documents in the negotiation, administration, performance or enforcement hereof or thereof.

Section 5.06. Counterparts; Effectiveness

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the Parties consent to conduct the transactions contemplated hereunder by electronic means.

Section 5.07. No Recourse

Notwithstanding anything that may be expressed or implied in this Agreement, each party hereto, on behalf of itself and its affiliates and their respective successors and assigns, acknowledges and agrees that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or the transactions contemplated hereby shall be had against any past, present or future director, officer, agent or employee of any past, present or future member of the other parties hereto or of any affiliate or assignee thereof or any other person that is not a party to this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any past, present or future director, officer, agent or employee of any past, present or future member of any party hereto or of any affiliate or assignee thereof, as such, for any obligation of such party under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

KKR HOLDINGS L.P.

By:	KKR Holdings GP Limited, its general partner

Name:
Title:

[Signature Page to Holdings Merger Agreement]

KKR HOLDINGS GP LIMITED

Name:
Title:

[Signature Page to Holdings Merger Agreement]

KKR AUBERGINE INC.

Name:
Title:

[Signature Page to Holdings Merger Agreement]

KKR AUBERGINE MERGER SUB I LLC

By:	KKR Aubergine Inc., its sole member

Name:
Title:

[Signature Page to Holdings Merger Agreement]

Exhibit C

Form of Article 18 to Certificate of Incorporation of KKR & Co. Inc.

ARTICLE XVIII

SUNSET DATE AMENDMENT

Section 18.01       Sunset Date Amendment.  This Article XVIII and any related amendments to the Certificate of Incorporation specified herein shall only become effective on or after the Sunset Date.

Section 18.02      Definitions.  Unless otherwise specified herein, the following terms apply only to this Article XVIII of this Certificate of Incorporation:

“Co-Founders” means Henry Kravis and George Roberts (each, a “Co-Founder”).

“KKR Group” means (A) the Corporation and KKR Management LLP (and its successors), (B) any direct or indirect subsidiaries of the Corporation, including but not limited to the KKR Group Partnership and its direct and indirect subsidiaries (not including portfolio companies, joint ventures or other equity stakes in third parties), (C) KKR Holdings, KKR Associates Holdings. and KKR Associates Reserve L.P., their respective general partners and successors, and their respective direct and indirect subsidiaries, and (D) any investment fund, account or vehicle that is managed, advised or sponsored by any direct or indirect subsidiary of the Corporation.

 “Sunset Date” means the earlier of (i) the six-month anniversary of the Sunset Trigger Date (unless following the Sunset Trigger Date, KKR Management LLP determines in its sole discretion that the Sunset Date should occur earlier, in which case the Sunset Date shall be such earlier date of filing of an amended and/or restated certification of incorporation accelerating such date) and (ii) December 31, 2026.

“Sunset Trigger Date” means the first date on which the death or Permanent Disability of both Co-Founders has been determined to have occurred.

“Permanent Disability” means, as to any person, any mental disability or incapacity which (i) is reasonably expected to be permanent and has continued for a period of 120 consecutive days and (ii) would materially and adversely affect such person’s ability to perform, cause, or make determinations with respect to, such person’s duties and obligations that are materially relevant to such person’s then position with the KKR Group, including, the voting by KKR Management LLP of the sole share of Series I Preferred Stock. Any question as to the existence, extent, or potentiality of the applicable Co-Founder’s Permanent Disability upon which such Co-Founder and the Board of Directors cannot agree shall be determined by a qualified, independent physician selected by such board and approved by such Co-Founder (or an authorized representative) (which approval shall not be unreasonably withheld, delayed or conditioned). The physician selected shall determine, according to the facts then available, whether and when a Permanent Disability has occurred. The determination of any such physician shall be final and conclusive for all purposes of this Certificate of Incorporation.

Section 18.03      Amendments.  On the Sunset Date:

A.
Section 6.04 (Non-Voting Preferred Stock) and Article XV (Terms of Series I Preferred Stock) of this Certificate of Incorporation shall be deemed to be deleted in their entirety and all references to Section 6.04, Article XV and any sections thereof in the other provisions of this Certificate of Incorporation shall be deemed to be deleted.

B.
References to “the Series I Preferred Stockholder,” “Series I Preferred Stockholder and its Affiliates” and “any Affiliate of the Series I Preferred Stockholder” in Article VII (Right to Acquire Stock of the Corporation) of this Certificate of Incorporation shall be deemed to be deleted and disregarded. References to “the Series I Preferred Stockholder” in Section 11.01(e) (Indemnification and Advancement) of this Certificate of Incorporation shall be replaced with, and shall be deemed to be a reference to, “KKR Management LLP.” References to “the Series I Preferred Stockholder” in Section 6.01 (Sales, Exchanges or Other Dispositions of the Corporation’s Assets), Section 6.02 (Mergers, Consolidations and Other Business Combinations), Section 8.03 (Action Without a Meeting) and Section 9.01 (Outside Activities) of this Certificate of Incorporation shall be deemed to be deleted and disregarded.

C.	All references in this Certificate of Incorporation to “Designated Stock” shall be changed to, and shall be deemed to be references to, “Common Stock.”

D.
The Series I Preferred Stock shall be cancelled and retired and shall not be reissued, and a Certificate of Retirement in respect of the Series I Preferred Stock shall be filed with the Delaware Secretary State, following which (subject to any increase or decrease in the authorized number of shares of any class or series of capital stock, or the creation, elimination, retirement, cancellation, reclassification or other change in respect of any class or series of capital stock, in each case occurring after the date of the original adoption of this Article XVIII and before the Sunset Date) Section 4.01 (Capitalization) of this Certificate of Incorporation shall be amended to read in its entirety as follows:

Section 4.01      Capitalization. (a) The total number of shares of all classes of stock that the Corporation shall have authority to issue is 5,000,000,000 which shall be divided into two classes as follows:

(i)	3,500,000,000 shares of common stock, $0.01 par value per share (“Common Stock”); and

(ii)
1,500,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”), of which (y) 23,000,000 shares are designated as the “6.00% Series C Mandatory Convertible Preferred Stock” and (z) the remaining 1,477,000,000 shares may be designated from time to time in accordance with this Article IV.

(b)          Common Stock may be issued from time to time by the Corporation for such consideration as may be fixed by the Board of Directors of the Corporation (the “Board of Directors”).

(c)          The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock entitled to vote thereto, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no separate vote of the holders of the Common Stock or Preferred Stock, as a class shall be required therefor, unless a vote of the holders of any such class or series is expressly required pursuant to this Certificate of Incorporation.

E.	Section 5.02 (Voting) of this Certificate of Incorporation shall be deemed to be amended and restated to read in its entirety as follows:

Section 5.02     Voting. Each record holder of Common Stock, as such, shall have one vote for each share of Common Stock that is Outstanding in his, her or its name on the books of the Corporation on all matters on which stockholders are entitled to vote generally. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

F.
Paragraphs (b), (c) and (f) of Section 6.03 (Amendments of the Certificate of Incorporation) of this Certificate of Incorporation shall be deemed to be amended and restated to read in their entirety as follows:

Section 6.03        Amendments of the Certificate of Incorporation.

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(b)        Notwithstanding the provisions of Sections 6.03(a) and 6.06, no amendment to this Certificate of Incorporation or the Bylaws may enlarge the obligations of any stockholder without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 6.03(c).

(c)         Except as provided in Section 6.02 and Articles XIII and XIV, any amendment that would have a material adverse effect on the rights or preferences of any class of stock of the Corporation in relation to other classes of stock of the Corporation must be approved by the holders of not less than a majority of the Outstanding stock of the class affected.

(f)       Notwithstanding the provisions of Section 6.03(a), no provision of this Certificate of Incorporation that requires the vote of stockholders holding a percentage of the voting power of Outstanding Common Stock to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the written consent or the affirmative vote of stockholders whose aggregate Outstanding Common Stock constitutes not less than the voting or consent requirement sought to be reduced.

G.	Section 8.01 (Special Meetings) shall be deemed to be amended and restated to read in its entirety as follows:

Section 8.01       Special Meetings. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of (i) the Board of Directors, or (ii) stockholders of the Corporation representing 50% or more of the voting power of the Outstanding stock of the Corporation of the class or classes for which a meeting is proposed and relating to such matters for which such class or classes are entitled to vote at such meeting. Stockholders of the Corporation shall call a special meeting by delivering to the Board of Directors one or more requests in writing stating that the signing stockholders wish to call a special meeting and indicating the purposes for which the special meeting is to be called. Within 60 days after receipt of such a call from stockholders or within such greater time as may be reasonably necessary for the Corporation to comply with any statutes, rules, regulations, listing, agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, notice of such meeting shall be given in accordance with the DGCL. A special meeting shall be held at a time and place determined by the Board of Directors in its sole discretion on a date not less than 10 days nor more than 60 days after notice of the meeting is given. To the fullest extent permitted by law, the Board of Directors shall have full power and authority concerning the satisfaction of the foregoing requirements of this Section 8.01 and any similar matters.

H.	Section 9.02 (Approval and Waiver) shall be deemed to be amended and restated to read in its entirety as follows:

Section 9.02       Approval and Waiver. Subject to the terms of Section 9.01, but otherwise notwithstanding anything to the contrary in this Certificate of Incorporation (i) the engagement in competitive activities by any Indemnitee in accordance with the provisions of this Article IX is hereby deemed approved by the Corporation and all stockholders, (ii) it shall not be a breach of any Indemnitee’s duties or any other obligation of any type whatsoever of any Indemnitee if the Indemnitee engages in any such business interests or activities in preference to or to the exclusion of any Group Member, (iii) the Indemnitees shall have no obligation hereunder or as a result of any duty otherwise existing at law, in equity or otherwise to present business opportunities to any Group Member and (iv) the Corporation hereby waives and renounces any interest or expectancy in such activities such that the doctrine of “corporate opportunity” or other analogous doctrine shall not apply to (A) any such Indemnitee or (B) prior to the Sunset Date (as defined in Section 18.02), KKR Management LLP.

I.	Section 17.01 (Definitions) shall be deemed to be amended as follows:

a.
The following definitions shall be deleted in their entirety: “Designated Stock,” “Majority in Interest of the Series I Preferred Stockholder,” “Non-Voting Preferred Stock,” “Series I Liquidation Value,” “Series I Preferred Stock” and “Series I Preferred Stockholder.”

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b.
References in the definitions of “Indemnitee,” “Outstanding,” “transfer” and “Transfer Agent” to Series I Preferred Stockholder shall be changed to KKR Management LLP and references to Series I Preferred Stock and Series II Preferred Stock in such definitions shall be disregarded.

Section 18.04      Other Amendments.  Effective on the Sunset Date, this Certificate of Incorporation shall be deemed amended to reflect (i) any other conforming changes relating to the changes described in this Article XVIII and (ii) any other changes to this Certificate of Incorporation not reflected herein as the Board of Directors may consent to with the approval of the Series I Preferred Stockholder and any other approval required by applicable law.

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